UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2021

Central Garden & Pet Company

(Exact name of Registrant as Specified in its Charter)

Delaware	001-33268	68-0275553
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1340 Treat Boulevard, Suite 600, Walnut Creek, California 94597

(Address of Principal Executive offices) (Zip Code)

(925) 948-4000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CENT	The NASDAQ Stock Market LLC
Class A Common Stock	CENTA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in its Current Report on Form 8-K filed on February 17, 2021 (the “Prior 8-K”) with the U.S. Securities and Exchange Commission (the “SEC”), Central Garden & Pet Company (the “Company”) acquired all of the outstanding shares of capital stock of Flora Parent, Inc., a Delaware corporation (“Green Garden”) on February 11, 2021 (the “Acquisition”). Pursuant to the Agreement and Plan of Merger, dated December 30, 2020, Genesis MergerCo, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, merged with and into Green Garden, with Green Garden surviving as a wholly-owned subsidiary of the Company.

The Company is filing this amendment to the Prior 8-K for the purpose of providing the audited consolidated financial statements of Green Garden as of and for the fiscal year ended September 30, 2020. The Company will file a further amendment to include the unaudited financial statements for the fiscal quarters ended December 31, 2020 and 2019 and the unaudited pro forma financial statements giving effect to the Acquisition.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Audited consolidated financial statements of Flora Parent, Inc. for the fiscal year ended September 30, 2020 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K/A:

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated December 30, 2020, among Flora Parent, Inc., a Delaware corporation, Genesis MergerCo, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (incorporated by reference to Exhibit 2.1 of the Company’s Form 8-K filed on February 11, 2021).

23.1	Consent of RSM US LLP.

99.1	Audited consolidated financial statements of Flora Parent, Inc. for the fiscal year ended September 30, 2020.

104	Cover Page Interactive Data File -the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL GARDEN & PET COMPANY

By:	/s/ George A. Yuhas
George A. Yuhas
General Counsel and Secretary

Dated: April 16, 2021

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